Financial Income (Expenses), Net (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Financial Income (Expenses), Net [Abstract]
Interest income	$ 1,290	$ 1,360	$ 1,292
Interest expenses	(643)	(561)	(499)
Exchange rate differences, net	(89)	96	(231)
Bank charges	(154)	(143)	(123)
Financial income, net	$ 404	$ 752	$ 439